UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

___________________________

FORM 8-K

 ___________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2022

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Black Bird Biotech, Inc.
(Exact name of registrant as specified in its charter)

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Nevada	000-52828	98-0521119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 Yucca Drive, Suite 104, Flower Mound, Texas 75028

(Address of principal executive offices, including zip code)

(833) 223-4204

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Exchange Agreements

On August 12, 2022, Black Bird Biotech, Inc., a Nevada corporation (the “Company”), entered into six separate securities exchange agreements (collectively, the “Exchange Agreements”). Specifically, the Company entered into Exchange Agreements with (a) Fabian G. Deneault (the “Deneault Agreement”), President and a Director of the Company, (b) Newlan & Newlan, Ltd. (the “Newlan Agreement”), a law firm owned by Eric Newlan, Vice President, Secretary and a Director of the Company, and L. A Newlan, Jr., a Director of the Company, (c) William E. Sluss (the “Sluss Agreement”), Chief Financial Officer and a Director of the Company, (d) EFT Holdings, Inc. (the “EFT Holdings Agreement”), a company controlled by Jack Jie Qin, a Director of the Company, (e) EF2T, Inc. (the “EF2T Agreement”), a company owned by Mr. Qin, and (f) Astoria LLC (the “Astoria Agreement”), a company controlled by Mr. Qin.

Pursuant to the Exchange Agreements, the Company is to issue a total of 42,000 shares of its Series A Preferred Stock, in exchange for a total of 123,972,996 shares of its Common Stock, as follows:

Exchange Agreement	Number of Shares of Common Stock Exchanged	Number of Shares of Series A Preferred Stock Issued
Deneault Agreement	49,746,253 shares	14,250 shares
Newlan Agreement	49,317,406 shares	14,250 shares
Sluss Agreement	1,615,002 shares	1,000 shares
EFT Holdings Agreement	18,221,906 shares	9,778 shares
EF2T Agreement	2,240,768 shares	1,202 shares
Astonia Agreement	2,831,661 shares	1,520 shares

The Deneault Agreement and the Newlan Agreement are expected to be consummated on August 15, 2022. The remainder of the Exchange Agreements are expected to be consummated on or before August 19, 2022.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by the full text of the Exchange Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6., respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Cancellation of Common Stock

The Board of Directors has determined that all 123,972,996 shares that are the subject of the Exchange Agreements will, upon the consummation of the Exchange Agreements, be cancelled and returned to the status of authorized and unissued.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2022, the Company filed with the State of Nevada a Certificate of Designation (the “Certificate of Designation”), which established a Series A Preferred Stock with the following rights, preferences, powers, restrictions and limitations:

Designation, Amount and Par Value. The series of Preferred Stock shall be designated as Series A Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be Forty-Two Thousand (42,000). Each share of the Series A Preferred Stock shall have a par value of $0.001.

Fractional Shares. The Series A Preferred Stock may be issued in fractional shares.

Voting Rights. The holders of the Series A Preferred Stock shall, as a class, have rights in all matters requiring shareholder approval to a number of votes equal to two (2) times the sum of:

(a)	The total number of shares of common stock which are issued and outstanding at the time of any election or vote by the shareholders; plus

(b)	The number of votes allocated to shares of Preferred Stock issued and outstanding of any other class that shall have voting rights.

Dividends. The Series A Preferred Stock shall be treated pari passu with the Company’s common stock, except that the dividend on each share of Series A Preferred Stock shall be equal to the amount of the dividend declared and paid on each share of the Company’s common stock multiplied by the Conversion Rate, as that term is defined herein.

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Liquidation. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, payments to the holders of Series A Preferred Stock shall be treated pari passu with the Company’s common stock, except that the payment on each share of Series A Preferred Stock shall be equal to the amount of the payment on each share of the Company’s common stock multiplied by the Conversion Rate, as that term is defined herein.

Conversion and Adjustments.

Conversion Rate. The Series A Preferred Stock shall be convertible into shares of the Company’s common stock, as follows:

Each 1,000 shares of Series A Preferred Stock shall be convertible at any time into a number of shares of the

Company’s common stock that equals one percent (1.00%) of the number of issued and outstanding shares of the Company’s common stock outstanding on the date of conversion (the “Conversion Rate”).

No Partial Conversion. A holder of shares of Series A Preferred Stock shall be required to convert all of such holder’s shares of Series A Preferred Stock, should any such holder exercise his, her or its rights of conversion.

Adjustment for Merger and Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger (a “Reorganization Event”) involving the Company in which the Company’s common stock (but not the Series A Preferred Stock) is converted into or exchanged for securities, cash or other property, then each share of Series A Preferred Stock shall be deemed to have been converted into shares of the Company’s common stock at the Conversion Rate.

Protection Provisions. So long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without first obtaining the unanimous written consent of the holders of Series A Preferred Stock, alter or change the rights, preferences or privileges of the Series A Preferred Stock so as to affect adversely the holders of Series A Preferred Stock.

Waiver. Any of the rights, powers or preferences of the holders of the Series A Preferred Stock may be waived by the affirmative consent or vote of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding.

No Other Rights or Privileges. Except as specifically set forth herein, the holder(s) of the shares of Series A Preferred Stock shall have no other rights, privileges or preferences with respect to the Series A Preferred Stock.

The foregoing description of the Certificate of Designation is qualified in its entirety by the full text of the Certificate of Designation, which is filed as Exhibit 3.1 to, and incorporated by reference in, this report.

Item 7.01 Regulation FD Disclosure.

On August 15, 2022, the Company issued a press release announcing the Company’s entering into the Exchange Agreements.

The foregoing description of the Company’s press release is qualified in its entirety by the full text thereof, which is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description of Exhibit	Incorporated by Reference to:
3.1	Certificate of Designation filed August 11, 2022	Filed herewith.
10.1	Securities Exchange Agreement between the Company and Fabian G. Deneault	Filed herewith.
10.2	Securities Exchange Agreement between the Company and Newlan & Newlan, Ltd.	Filed herewith.
10.3	Securities Exchange Agreement between the Company and William E. Sluss	Filed herewith.
10.4	Securities Exchange Agreement between the Company and EFT Holdings, Inc.	Filed herewith.
10.5	Securities Exchange Agreement between the Company and EF2T, Inc.	Filed herewith.
10.6	Securities Exchange Agreement between the Company and Astonia LLC	Filed herewith.
99.1	Press Release dated August 15, 2022	Filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

BLACK BIRD BIOTECH, INC.

Dated: August 15, 2022	By:	/s/ Fabian G. Deneault
Fabian G. Deneault
President

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